UNIONBANCORP, INC.

                      1999 NON-QUALIFIED STOCK OPTION PLAN


        1.       PURPOSE OF THE PLAN

The UNIONBANCORP, INC. 1999 NON-QUALIFIED STOCK OPTION PLAN (hereinafter referred to as the "Plan") is intended to provide a means whereby all employees and certain directors of UNIONBANCORP, INC. and its Related Corporations (hereinafter collectively referred to as the "Company") may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may permit employees and Eligible Directors to acquire common stock of the Company (hereinafter referred to as "Shares") or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

        2.       DEFINITIONS

The following terms shall be defined as set forth below:

         a.    BOARD. Shall mean the Board of Directors of the Company.

         b. CAUSE. Shall have the meaning provided under an employment agreement between an employee and the Company, or if there is no such agreement, Cause for termination shall exist if:

               (i) The Board or any bank regulatory agency determines that the optionee has committed an act or acts of dishonesty.

               (ii) The optionee is convicted in a judicial proceeding of an offense involving moral turpitude.

               (iii)    The   optionee   improperly   discloses   or  uses   any
                        confidential information of the Company.

               (iv) The optionee repeatedly and willfully fails or refuses to perform his or her duties.

               (v)      The optionee grossly neglects his or her duties.

               (vi) The optionee fails or refuses to comply with the policies, standards and regulations of the Company which from time to time may be established.

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               (vii)    The optionee  engages in any  activities  detrimental to
                        the reputation of the Company, including but not limited to activities involving a conflict of interest.

               (viii) The optionee conducts himself or herself in an unethical, immoral or fraudulent manner or in a manner which causes him or her to be held in public ridicule or scorn or causes a public scandal.

        c.     CHANGE OF CONTROL. Shall mean:

               (i) the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the `34 Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the `34 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Company; or

               (ii) the individuals who, immediately prior to a Transaction, are members of the Board cease as a result of, or in connection with, the Transaction to constitute a majority of the Board or any successor to the Company, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, in which case such new director shall, for purposes of the Plan, be considered as a member of the Board; or

               (iii) approval by stockholders of the Company of: (1) a merger or consolidation if the stockholders immediately before such merger or consolidation do not as a result of such merger or consolidation own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

               (iv) the Company's complete liquidation or dissolution or other disposition of all or substantially all of the assets of the Company.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because thirty-three percent (33%) or more of the combined voting power of the then outstanding securities of the Company are acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock immediately prior to such acquisition.

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         d.  CODE.  Shall  mean  the  Internal  Revenue  Code of  1986,  and any amendments thereto.

         e. COMMITTEE. Shall mean the Compensation Committee of the Board.

         f. ELIGIBLE DIRECTOR. Shall mean any director of any subsidiary of the Company who has not received awards under the Company's 1993 Stock Option Plan.

         g. ERISA. Shall mean the Employee Retirement Income Security Act of 1974, and any amendment thereto.

         h. OPTION. Shall mean the right to purchase Shares as granted under the Plan.

         i. RELATED CORPORATION. Shall mean a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in
Section 424(e) or (f), respectively, of the Code.

         j. `33 ACT. Shall mean the Securities Act of 1933, and any amendments thereto.

         k. `34 ACT. Shall mean the Securities Exchange Act of 1934 and any amendments thereto.

         l. TRANSACTION. Shall mean any tender offer or exchange offer, or merger or other business combination, sale of assets of the Company or contested election of its Board, or any combination of the foregoing.

         3.      ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee which shall be comprised of at least two (2) non-employee disinterested directors appointed by the Board. A disinterested director is any member of the Board who within the prior year has not been, and is not being, granted any awards related to the Shares under the Plan or any other plan of the Company or any related corporation except for awards which: (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"); (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his Board fees in securities. The Committee shall have sole authority to:

               (i) select the employees and Eligible Directors to whom Shares shall be sold under the Plan;

               (ii) establish the number of such Shares that may be sold to each employee and Eligible Director and the time when certificates for such Shares shall be issued;

               (iii) prescribe the legend to be affixed to the certificate representing such Shares;

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               (iv)     interpret the Plan; and

               (v) adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

All decisions made by the Committee in administering the Plan shall be subject to Board review.

        4.       SHARES SUBJECT TO THE PLAN

The aggregate number of Shares that may be available for acquisition by employees and Eligible Directors under the Plan shall be 50,000 Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

        5.       STOCK OPTIONS

        a. GRANT OF OPTIONS. The Company may issue options to purchase Shares to employees and Eligible Directors under the Plan. The grant of each Option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan.

        b. TERMS OF OPTIONS. Except as provided in Subparagraph (c) below, each Option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, but not limited to, option price, option vesting and option term.

        c. ADDITIONAL TERMS. Each Option shall be subject to the following terms and conditions:

              (i) WRITTEN NOTICE. An Option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased. An Option may not be exercised for fewer than fifty (50) Shares.

              (ii) METHOD OF EXERCISE. The aggregate Option price shall be paid in cash or a personal check or a combination of cash and a personal check.

              (iii)     TERM OF OPTION. No Option may be exercised more than ten
                        (10) years after the date of grant. No Option may be exercised more than three (3) months after the optionee terminates employment with the Company or, as applicable, service on the board of directors of a subsidiary of the Company, except in the event of disability or death as provided in Subparagraph (c)(iv) below.

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               (iv)     DISABILITY   OR  DEATH  OF  OPTIONEE.   If  an  optionee
                        terminates  employment  or,  as  applicable,   terminate
                        service on the board of directors of a subsidiary of the Company, due to disability, as provided under Company plans or programs, or death prior to exercise in full of any Options, he or she or his or her beneficiary, executor, administrator or personal representative shall have the right to exercise the Options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the stock option agreement, or subject to such other terms as may be determined by the Committee.

               (v) TRANSFERABILITY. No Option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution.

               (vi) OPTION PRICE. The Option price per Share shall be 100% of the fair market value of such Share on the date the Option is granted.

        6.       RIGHT OF FIRST REFUSAL

If any Shares issued under the Plan are not readily tradable on an established market on the date an owner intends to sell such Shares, such owner shall first offer such Shares to the Company for purchase and the Company shall have thirty
(30) days to exercise its right to purchase such Shares. The owner shall give written notice to the Company stating that he or she has a bona fide offer for the purchase of such Shares, stating the number of Shares to be sold, the name and address of the person(s) offering to purchase the Shares and the purchase price and terms of payment of such sale. The owner shall be entitled to receive the same purchase price offered by such person(s) offering to purchase such Shares. Payment may be in a lump sum or, if the lump sum exceeds $100,000, in substantially equal annual or more frequent installments over a period not exceeding five (5) years in the discretion of the Committee. If a method of deferred payments is selected, the unpaid balance shall earn interest at a rate that is substantially equal to the rate at which the Company could borrow the amount due and shall be secured by a pledge of the Shares purchased or such other adequate security as agreed to by the Company and the owner. For purposes of this Paragraph, Shares shall be considered not readily tradable on an established market if such Shares are not publicly tradable or because such Shares are subject to a trading limitation under any federal or state securities law or regulation that would make such Shares less freely tradable than stock not so restricted. For purposes of this Paragraph, an owner shall include any person who acquires Shares from any other person and for any reason; including, but not limited to, by gift, death or sale.

        7.       AMENDMENT OR TERMINATION OF THE PLAN

The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.


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        8.       TERM OF PLAN

The Plan shall be effective upon the date of its adoption by the Board. Unless sooner terminated under the provisions of Paragraph 7, Shares shall not be granted under the Plan after the expiration of ten (10) years from the effective date of the Plan. However, awards may be exercisable after the end of the term of the Plan.

        9.       RIGHTS AS SHAREHOLDER

Upon delivery of any Share to an employee or Eligible Director, such employee or Eligible Director shall have all of the rights of a shareholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

        10.      MERGER OR CONSOLIDATION

In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation may agree to exchange options issued under this Plan for options (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate under this Plan on the date of such merger or consolidation. In the event of a Change of Control, options shall become immediately and fully exercisable.

        11.      CHANGES IN CAPITAL AND CORPORATE STRUCTURE

The aggregate number of Shares and interests awarded and which may be awarded under the Plan and the exercise price of such awards shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the awards to remain unchanged as a result of the applicable transaction.

        12.      SERVICE

An employee shall be considered to be in the service of the Company or related corporation as long as he or she remains an employee of the Company or related corporation. Nothing herein shall confer on any employee the right to continued service with the Company or related corporation or affect the right of the Company or related corporation to terminate such service.

        13.      WITHHOLDING OF TAX

To the extent the award, issuance or exercise of Shares results in the receipt of compensation by an employee, the Company is authorized to withhold from any other cash compensation then or thereafter payable to such employee any tax required to be withheld by reason of the receipt of the compensation.

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Alternatively,  the employee or Eligible Director may tender a personal check in the amount of tax required to be withheld.

        14.      DELIVERY AND REGISTRATION OF STOCK

The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the '33 Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

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